Exhibit 99

Gentherm Shareholders Approve Combination with Modine’s Performance Technologies Business

Transaction Expected to Close on October 1, 2026

NOVI, Michigan, September 10, 2026 — Gentherm (NASDAQ:THRM), (the “Company” or “Gentherm”), a global market leader of innovative thermal management and pneumatic comfort technologies, today announced that, at the Company’s Special Meeting of Shareholders (the “Special Meeting”) held today, Gentherm shareholders voted to approve the proposals required to complete the proposed combination of Modine’s Performance Technologies business with Gentherm, including the issuance of shares of Gentherm common stock to shareholders of Modine (NYSE: MOD) and an amendment to Gentherm’s articles of incorporation to increase the number of authorized shares of Gentherm common stock.

The preliminary results of Gentherm’s Special Meeting indicate that approximately 99% of the total votes cast by holders of Gentherm common stock at the Special Meeting were voted in favor of the share issuance proposal, and approximately 94% of the outstanding shares of Gentherm common stock entitled to vote thereon were voted in favor of the charter amendment proposal. The final vote results, as certified by the inspector of elections, will be reported in a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

“We appreciate the continued support of our shareholders for this important transaction,” said Bill Presley, the Company’s President and CEO. “This transaction accelerates our transformation to building a higher growth and higher margin, thermal and precision flow management business. The combined business is well positioned to drive meaningful profitable growth across multiple attractive end markets.”

Gentherm and Modine have also received all of the required regulatory approvals, including Modine’s receipt of a Private Letter Ruling from the Internal Revenue Service regarding matters relating to the U.S. federal income tax consequences of the transaction. The final exchange ratio will be announced in connection with the closing and remains subject to potential adjustment as provided in the merger agreement. The exchange ratio adjustment mechanism is designed to preserve the intended tax-free nature of certain aspects of the transaction for U.S. federal income tax purposes to Modine and Modine shareholders on one hand, and the economic allocation between the Modine shareholders and the Gentherm shareholders on the other. The transaction is currently expected to close on October 1, 2026, subject to the satisfaction or waiver of the remaining customary closing conditions.

Investor Contact

Gregory Blanchette

investors@gentherm.com

248.308.1702

Media Contact

Haley Baur

media@gentherm.com

248.289.9711

About Gentherm

Gentherm (NASDAQ: THRM) is a global market leader of innovative thermal management and pneumatic comfort technologies. Automotive products include Climate Control Seats (CCS®), Climate Control Interiors (CCI™), Lumbar and Massage Comfort Solutions, and Valve Systems. Medical products include patient temperature management systems. The Company is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has more than 14,000 employees in facilities across 13 countries. In 2025, the company recorded annual sales of approximately $1.5 billion and secured $2.2 billion in automotive new business awards. For more information, go to www.gentherm.com.

Forward-Looking Statements

This release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed combination of Modine’s Performance Technologies business with Gentherm (the “Proposed Transaction”). These forward-looking statements may be identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. . These forward-looking statements represent Gentherm’s goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this release are made as of the date hereof or as of the date specified herein and are based on management’s reasonable expectations and beliefs. In making these statements, we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, third party information and projections from sources that management believes to be reputable, as well as other factors we consider appropriate under the circumstances. Such statements are subject to a number of important assumptions, significant risks and uncertainties (some of which are beyond our control) and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including but not limited to:

•	macroeconomic, geopolitical and similar global factors in the cyclical Automotive industry;

•

the impact of, and our ability to mitigate the effects of, global economic and trade policies, including increases in duties, tariffs and taxation on the import or export of our products related to U.S. trade disputes;

•	increasing U.S. and global competition, including with non-traditional entrants;

•	our ability to effectively manage new product launches and research and development, and the market acceptance of such products and technologies;

•	the evolution and challenges of the automotive industry towards electric vehicles, autonomous vehicles and mobility on demand services, and related consumer behaviors and preferences;

•	our ability to convert automotive new business awards into product revenues;

•	the constraints in the supply chain environment, and inflationary and other cost pressures;

•	the production levels of our major customers and OEMs in our relevant markets and sudden fluctuations in such production levels;

•	our business in China, which is subject to unique operational, competitive, geopolitical, regulatory and economic risks;

•	the impact of our global operations, including our cost structure and global manufacturing footprint, operations within Ukraine, and foreign currency and exchange risk;

•	our product quality and safety and impact of product safety recalls and alleged defects in products;

•	our ability to attract and retain highly skilled employees and wage inflation;

•	a tightening labor market, labor shortages or work stoppages impacting us, our customers or our suppliers, such as recent labor strikes among certain OEMs and suppliers;

•	our achievement of product cost reductions to offset customer-imposed price reductions or other pricing pressures;

•	our ability to execute efforts to optimize our global supply chain and manufacturing footprint, including opening new facilities and transferring production;

•	our ability to source, consummate, integrate and achieve planned benefits of strategic acquisitions, investments and, as applicable, exits;

•

any security breaches and other disruptions to our information technology networks and systems, as well as privacy, data security and data protection risks, including risks associated with use of artificial intelligence capabilities in our business operations;

•	any loss or insolvency of our key customers and OEMs, or key suppliers;

•	our ability to project future sales volume based on third-party information, based on which we manage our business;

•	the protection of our intellectual property in certain jurisdictions;

•	our compliance with global anti-corruption laws and regulations;

•	legal and regulatory proceedings and claims involving us or one of our major customers;

•	the extensive regulation of our patient temperature management business;

•	risks associated with our manufacturing processes;

•	the effects of climate change and regulatory and stakeholder-imposed requirements to address climate change and other sustainability issues;

•	our borrowing availability under our revolving credit facility, as well as the ability to access the capital markets, to support our planned growth; and

•	our indebtedness and compliance with our debt covenants.

Furthermore, important factors related to the Proposed Transaction could cause actual results to differ materially from those currently anticipated, including:

•	that one or more closing conditions to the Proposed Transaction may not be satisfied or waived, on a timely basis or otherwise;

•	the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected by Gentherm, Modine and Platinum SpinCo Inc. (“SpinCo”), or at all;

•	unexpected costs, charges or expenses resulting from the Proposed Transaction;

•	uncertainty of the expected financial performance of the combined company following completion of the Proposed Transaction;

•

failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the businesses of Gentherm and SpinCo, on the expected timeframe or at all;

•	the ability of the combined company to implement its business strategy;

•	difficulties and delays in the combined company achieving revenue and cost synergies;

•	inability of the combined company to retain and hire key personnel;

•	the occurrence of any event that could give rise to termination of the Proposed Transaction;

•

the risk that shareholder litigation in connection with the Proposed Transaction or other litigation, settlements or investigations may affect the timing or occurrence of the Proposed Transaction or result in significant costs of defense, indemnification and liability;

•	evolving legal, regulatory and tax regimes;

•	changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs;

•	actions by third parties, including government agencies;

•	the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of Modine; and

•

risks related to the disruption of management time from ongoing business operations due to the pendency of the Proposed Transaction, or other effects of the pendency of the Proposed Transaction on the relationship of any of the parties to the Proposed Transaction with their employees, customers, suppliers, or other counterparties.

The foregoing risks should be read in conjunction with the Company’s reports filed with or furnished to the SEC, including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent SEC filings including the Company’s registration statement on Form S-4, which was declared effective by the SEC on August 12, 2026, for a discussion of these and other risks and uncertainties. In addition, with reasonable frequency, we have entered into business combinations, acquisitions, divestitures, strategic investments and other significant transactions. Such forward-looking statements do not include the potential impact of any such transactions that may be completed after the date hereof (except the Proposed Transaction to the extent specified), each of which may present material risks to the Company’s future business and financial results. Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time.

Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.